UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 19, 2008
ROWAN COMPANIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-5491 (Commission file Number)	75-0759420 (IRS Employer Identification No.)

2800 POST OAK BOULEVARD SUITE 5450 HOUSTON, TEXAS (Address of principal executive offices)	77056-6127 (zip code)
(713) 621-7800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
The following information is disclosed pursuant to Item 5.03. — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year:
On February 19, 2008, the Board of Directors of Rowan Companies, Inc. (the “Company”) approved and adopted the Amended and Restated Bylaws of the Company, which amended and restated the Company’s then existing Bylaws (the “Bylaws”). The Bylaw amendments were effective February 19, 2008.
The Bylaws were amended to (i) eliminate the requirement that the annual meeting of stockholders of the Company be held on a specified date each year unless the Board of Directors determines otherwise and (ii) change the voting standard for the election of directors in uncontested director elections from a plurality to a majority voting standard. A nominee for director in an uncontested election will be elected to the Board if the votes cast “for” such nominee’s election exceed the votes cast “against” such nominee’s election. Directors will be elected by a plurality vote at a stockholder meeting if, as of five days prior to the date the Company first mails notice of such meeting to stockholders, the number of nominees exceeds the number of directors to be elected at such meeting.
The summary of changes to the Company’s Bylaws set forth above is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached to this Form 8-K as an exhibit and incorporated herein by reference.
In connection with the adoption of a majority voting standard for the election of directors, on February 19, 2008, the Board also adopted an amendment to the Company’s Corporate Governance Guidelines. The Corporate Governance Guidelines were amended to add a director resignation policy which generally provides that an incumbent director who fails to receive the required number of votes for re-election in accordance with the Company’s Bylaws will tender his or her written resignation for consideration by the Board in accordance with the procedures set forth in the Corporate Governance Guidelines. The foregoing summary of the changes to the Company’s Corporate Governance Guidelines is qualified in its entirety by the full text of the Amended and Restated Corporate Governance Guidelines, which are available at http://www.rowancompanies.com/fw/main/Governance-28.html.

Item 9.01	Financial Statements and Exhibits
(c) Exhibits

Exhibit
Number	Exhibit Description

3 (b)	Amended and Restated Bylaws

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROWAN COMPANIES, INC.
By:	/s/ William H. Wells
William H. Wells,
Vice President - Finance and Chief Financial Officer (Principal Financial Officer)

Dated: February 21, 2008

INDEX TO EXHIBITS
EXHIBIT DESCRIPTION

Exhibit
Number	Exhibit Description

3 (b)	Amended and Restated Bylaws

4